                                                                    Exhibit 10.3


                          SECOND AMENDMENT AND CONSENT

      SECOND AMENDMENT AND CONSENT (this "Amendment"), dated as of November 24, 1998, among BIG FLOWER HOLDINGS, INC., a Delaware corporation ("Holdings"), BIG FLOWER PRESS HOLDINGS, INC., a Delaware corporation ("BFPH"), TREASURE CHEST ADVERTISING COMPANY, INC., a Delaware corporation and a Wholly-Owned Subsidiary of BFPH ("Treasure Chest"), WEBCRAFT, INC., a Delaware corporation and a Wholly-Owned Subsidiary of BFPH ("Webcraft"), BIG FLOWER DIGITAL SERVICES, INC., a Delaware corporation and a Wholly-Owned Subsidiary of BFPH ("BF Digital"), BIG FLOWER LIMITED, a Wholly-Owned Subsidiary of BFPH and a limited company organized under the laws of England ("BFL"), OLWEN DIRECT MAIL LIMITED, a Wholly-Owned Subsidiary of BFL and a limited company organized under the laws of England ("Olwen"), BIG FLOWER DIGITAL SERVICES LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("BFDSL"), TROYPEAK LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("Troypeak"), PISMO LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("Pismo"), and BROADCAST SYSTEMS SOFTWARE LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("Broadcast", and together with Treasure Chest, Webcraft, BF Digital, BFL, Olwen, BFDSL, Troypeak and Pismo, the "Borrowers", and each, a "Borrower"), the Banks from time to time party to the Credit Agreement referred to below, BANK OF AMERICA NT & SA and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as Co-Agents (collectively, the "Co-Agents," and each, a "Co-Agent"), CREDIT SUISSE FIRST BOSTON, as Documentation Agent, BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent") and BANKERS TRUST COMPANY, as Pledgee and Collateral Agent (the "Pledgee") . All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :

      WHEREAS, Holdings, BFPH, the Borrowers, the Banks, the Co-Agents, the Documentation Agent and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of June 22, 1998 (as in effect on the date hereof, the "Credit Agreement");

      WHEREAS, Holdings, BFPH, the U.S. Borrowers, the U.S. Subsidiary Guarantors and the Pledgee are parties to a U.S. Pledge and Security Agreement, dated as of June 12, 1997 and amended and restated as of June 22, 1998 (as in effect on the date hereof, the "U.S. Pledge and Security Agreement"); and

      WHEREAS, subject to the terms and conditions of this Amendment, the Banks hereby agree to grant certain consents under the Credit Agreement and the parties hereto wish to amend the Credit Agreement and the U.S. Pledge and Security Agreement, in each case as herein provided;

      NOW, THEREFORE, it is agreed:

I.  AMENDMENTS TO CREDIT AGREEMENT.

      1.  Notwithstanding anything to the contrary contained in Sections 9.05,
9.11 and 9.13(a) of the Credit Agreement and the definition of Unrestricted Subsidiary contained therein but subject to the proviso to this Section 1 below, the Banks acknowledge and agree that (i) one or more U.S. Borrowers and/or U.S. Subsidiary Guarantors (collectively, the "U.S. Investing Credit Parties") shall be permitted to form a Delaware limited liability company, which shall thereafter be at all times a direct subsidiary of such U.S. Investing Credit Parties and an indirect Wholly-Owned Subsidiary of Holdings ("Special Unrestricted Leasing Subsidiary II") and shall be deemed to be an Unrestricted Subsidiary for all purposes of the Credit Agreement, (ii) Special Unrestricted Leasing Subsidiary II shall not be required to engage in a Media Business and
(iii) each U.S. Investing Credit Party shall be permitted to make Investments from time to time in Special Unrestricted Leasing Subsidiary II in an aggregate amount for all such entities not to exceed $22,000,000, so long as the proceeds of such Investments are used by Special Unrestricted Leasing Subsidiary II as soon as reasonably practicable to make Investments in one or more special purpose Delaware business trusts to be formed by (and thereafter to be at all times direct Wholly-Owned Subsidiaries of) Special Unrestricted Leasing Subsidiary II (collectively, "Special Purpose Leasing Trusts II"), which, in turn, shall as soon as reasonably practicable use the proceeds thereof to make advance payments of rent owing by them pursuant to lease agreements to be entered into between them and a foreign corporation in respect of certain property located outside the United States (the "Lease II Documents") (it being understood that the Investments referred to in clause (iii) above are independently permitted hereby and shall not be applied to reduce the Available Basket Amount as provided in the definition of Unrestricted Subsidiary); PROVIDED that (x) at the time of the creation of Special Unrestricted Leasing Subsidiary II, all of the equity interests in Special Unrestricted Leasing Subsidiary II shall be owned by the U.S. Investing Credit Parties and shall be pledged to the Collateral Agent pursuant to the U.S. Pledge and Security Agreement, (y) Special Unrestricted Leasing Subsidiary II shall not engage (directly or indirectly) in any business other than (1) the ownership of all of the equity interests in Special Purpose Leasing Trusts II, (2) entering into and performing its obligations under the Lease II Documents and (3) activities incidental thereto and to (I) the maintenance of its existence in compliance with applicable law and (II) related legal, tax and accounting matters and (z) all Investments made by the U.S. Investing Credit Parties in Special Unrestricted Leasing Subsidiary II and by Special Unrestricted Leasing Subsidiary II in Special Purpose Leasing Trusts II pursuant to clause (iii) above shall be made on or prior to January 31, 1999.

      2.  Notwithstanding anything to the contrary contained in Sections 9.05,
9.11 and 9.13(a) of the Credit Agreement and the definition of Unrestricted Subsidiary contained therein but subject to the proviso to this Section 2 below, the Banks acknowledge and agree that each Special Purpose Leasing Trust II (i) shall be an Unrestricted Subsidiary for all purposes of

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the Credit Agreement and (ii) shall not be required to engage in a Media
Business; PROVIDED that no Special Purpose Leasing Trust II shall engage (directly or indirectly) in any business other than the entering into, and performance of its obligations under, the Lease II Documents, and activities incidental thereto and to (I) the maintenance of its existence in compliance with applicable law and (II) related legal, tax and accounting matters.

      3. The definition of "Applicable Margin" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the text "0.375%" appearing in clause (iii) of the first sentence of said definition and inserting the text "0.500%" in lieu thereof, (ii) deleting the text "0.375%" in each place it appears under the column entitled "Commitment Commission Fee" in the table in said definition and inserting the text "0.500%" in lieu thereof and (iii) deleting the text "0.250%" in each place it appears under the column entitled "Commitment Commission Fee" in the table in said definition and inserting the text "0.375%" in lieu thereof.

      4.  The definition of "Permitted Subordinated Indebtedness" appearing in
Section 11 of the Credit Agreement is hereby amended by inserting the following sentence immediately after the first sentence appearing in said Section:

      "Notwithstanding the foregoing, additional general unsecured subordinated Indebtedness for borrowed money incurred by Holdings or BFPH in an aggregate principal amount not to exceed $250,000,000 at any time outstanding shall also constitute Permitted Subordinated Indebtedness for all purposes of this Agreement, so long as (i) such additional Indebtedness is incurred on or prior to May 31, 1999, (ii) no such Indebtedness shall be secured by any asset of Holdings or any of its Subsidiaries, (iii) such Indebtedness shall have substantially the same (or, from the perspective of the Banks, more favorable) terms and provisions as are contained in the 8-7/8% Senior Subordinated Note Indenture (including, without limitation, maturity, defaults, remedies and subordination provisions) and (iv) promptly after the incurrence of such Indebtedness, Holdings shall have distributed the documentation therefor to the Agents."


II.  AMENDMENTS TO U.S. PLEDGE AND SECURITY AGREEMENT.


      1. Section 2 of the Pledge Agreement is hereby amended by (I) deleting clause (A) to the proviso to clause (i) appearing in the first sentence of said
Section in its entirety and inserting the following new clause (A) in lieu thereof:


 "(A) the term "Stock" shall not include (x) any capital stock of any corporation (other than an Excluded Investment Subsidiary Entity) that is not a Subsidiary of any Pledgor to the extent (and only to the extent) the aggregate amount invested in all such capital stock owned or held by the Pledgors, when combined with the aggregate amount invested in all membership interests and partnership interests owned or held by the Pledgors in any limited liability company or partnership, as the case may be, (other than an Excluded Investment Subsidiary Entity) that is not a Subsidiary of any Pledgor, does not exceed $5,000,000 and (y) any capital stock of any Excluded Investment Subsidiary Entity",


(II) inserting the following text at the end of clause (iii) appearing in the first sentence of said Section:


"PROVIDED that the term "Partnership Interest" shall not include (x) any partnership interest in any partnership (other than an Excluded Investment Subsidiary Entity) that is not a Subsidiary of any Pledgor to the extent (and only to the extent) the aggregate amount invested in all such partnership interests owned or held by the Pledgors, when combined with the aggregate amount invested in all capital stock and membership interests owned or held by the Pledgors of or in any corporation or limited liability company, as the case may be, (other than an Excluded Investment Subsidiary Entity) that is not a Subsidiary of any Pledgor, does not exceed $5,000,000 and (y) any partnership interest in any Excluded Investment Subsidiary Entity",


(III) deleting the proviso to clause (iv) appearing in the first sentence of said Section and inserting the following new proviso in lieu thereof:


"PROVIDED that the term "Membership Interest" shall not include (x) any membership interest in any limited liability company (other than an Excluded Investment Subsidiary Entity) that is not a Subsidiary of any Pledgor to the extent (and only to the extent) the aggregate amount invested in all such membership interests owned or held by the Pledgors, when combined with the aggregate amount invested in all capital stock and partnership interests owned or held by the Pledgors of or in any corporation or partnership, as the case may be, (other than an Excluded Investment Subsidiary Entity) that is not a Subsidiary of any Pledgor, does not exceed $5,000,000 and (y) any membership interest in any Excluded Investment Subsidiary Entity",


(IV) deleting the word "and" appearing at the end of clause (vi) of the first sentence of said Section and inserting a comma in lieu thereof and (V) inserting the text "and (viii) the term "Excluded Investment Subsidiary Entity" shall mean any corporation, partnership or limited liability company that is not a Subsidiary of the Investment Subsidiary (or any other Pledgor) but in which the Investment Subsidiary owns or holds capital stock, partnership interests or membership interests, as the case may be" after clause (vii) appearing in the first sentence of said Section.


III.  MISCELLANEOUS PROVISIONS.

      1. In order to induce the Banks to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

            (a) no Default or Event of Default exists as of the Second Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment; and

            (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both immediately before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

      2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

      4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each Credit Agreement Party, the Required Banks and the Pledgee shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

      6. So long as the Second Amendment Effective Date occurs, Holdings shall pay (or cause one or more to its relevant Subsidiaries to pay) to each Bank which has executed a counterpart hereof on or prior to 5:00 P.M. (New York time) on the later to occur of December 1, 1998 or the Second Amendment Effective Date, a consent fee equal to 0.05% of its Revolving Loan Commitment as in effect on the Second Amendment Effective Date. All fees payable pursuant to the immediately preceding sentence shall be paid to the Administrative Agent within one Business Day after the later date specified in the immediately preceding sentence, which fees shall be distributed by the Administrative Agent to the relevant Banks in the amounts specified in the immediately preceding sentence.

      7. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement and the U.S. Pledge and Security Agreement shall be deemed to be references to the Credit Agreement or the U.S. Pledge and Security Agreement, as the case may be, as modified hereby.

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                                *      *      *


      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                   BIG FLOWER HOLDINGS, INC.,
                                   as a Guarantor


                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BIG FLOWER PRESS HOLDINGS, INC.,
                                   as a Guarantor



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   TREASURE CHEST ADVERTISING
                                   COMPANY, INC.,  as a Borrower and a Guarantor



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   WEBCRAFT, INC.,
                                   as a Borrower and a Guarantor



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BIG FLOWER DIGITAL SERVICES, INC.,
                                   as a Borrower and a Guarantor


                                   By /s/ Authorized Signatory
                                     -------------------------------------------

                                     Title:



                                   BIG FLOWER LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   OLWEN DIRECT MAIL LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   TROYPEAK LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   PISMO LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BIG FLOWER DIGITAL SERVICES LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:

                                   BROADCAST SYSTEMS SOFTWARE LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BANKERS TRUST COMPANY,
                                   Individually, as Administrative Agent
                                   and as Collateral Agent, as Pledgee



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   CREDIT SUISSE FIRST BOSTON,
                                   Individually



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   CREDIT SUISSE FIRST BOSTON,
                                   as Documentation Agent



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:

                                   ABN AMRO BANK N.V.,
                                   NEW YORK BRANCH



                                   By
                                     -------------------------------------------
                                     Title:



                                   By
                                     -------------------------------------------
                                     Title:



                                   BANK OF AMERICA NT & SA



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BANKBOSTON, N.A.



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BANK OF MONTREAL



                                   By
                                     -------------------------------------------
                                     Title:

                                   THE BANK OF NEW YORK



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BANK POLSKA KASA OPIEKI, S.A.
                                   PEKAO S.A. Group, New York Branch



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   PARIBAS



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:


                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   FIRST UNION NATIONAL BANK



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   CREDIT AGRICOLE INDOSUEZ



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:

                                   CITY NATIONAL BANK



                                   By
                                     -------------------------------------------
                                     Title:



                                   CREDIT LYONNAIS, NEW YORK BRANCH



                                   By
                                     -------------------------------------------
                                     Title:



                                   DAI-ICHI KANGYO BANK, LIMITED



                                   By
                                     -------------------------------------------
                                     Title:



                                   DRESDNER BANK AG, NEW YORK AND
                                   GRAND CAYMAN BRANCHES



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   THE FUJI BANK, LIMITED
                                   NEW YORK BRANCH



                                   By
                                     -------------------------------------------
                                     Title:

                                   ERSTE BANK DER
                                   OESTERREICHISCHEN SPARKASSEN AG



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   IMPERIAL BANK



                                   By
                                     -------------------------------------------
                                     Title:



                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   NATIONSBANK, N.A.



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   CALIFORNIA BANK AND TRUST,
                                   formerly Sumitomo Bank of California



                                   By
                                     -------------------------------------------
                                     Title:

                                   THE TOKAI BANK, LIMITED



                                   By
                                     -------------------------------------------
                                     Title:



                                   THE TOYO TRUST & BANKING CO., LTD.



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   UNION BANK OF CALIFORNIA, N.A.



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:

                                   MICHIGAN NATIONAL CORPORATION



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title: